UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 27, 2005

                      	Asset Backed Securities Corporation
            (as Depositor) under the Amended and Restated Trust Agreement, dated as November 10, 2005 providing for the issuance of
                           Encore Credit Receivables Trust 2005-4
                  (Exact name of registrant as specified in charter)

  	 New York	               333-127230-02                13-3354848
       (State or other               (Commission File             (IRS Employer
jurisdiction of organization)              Number)           Identification No.)

        c/o Citibank, N. A., 399 Park Avenue, New York, N. Y. 10043
           (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (212) 816 - 5681

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Encore Credit Receivables Trust, Series 2005-4, which was made on December 27, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report for distribution on December 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CITIBANK, N. A., IN ITS CAPACITY AS SECURITIES ADMINISTRATOR ON
BEHALF OF ASSET BACKED SECURITIES CORPORATION, REGISTRANT


By:    /S/ Kristen Driscoll
       ___________________________

Name:  Kristen Driscoll
       ___________________________

Title: Vice President
       ___________________________

Date:  January 1, 2006
       ___________________________